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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated April 13, 1999 included in Spinnaker Exploration Company's Form S-1 (Registration No. 333-83093) and to all references to our Firm included in this registration statement.

                                       ARTHUR ANDERSEN LLP

Houston, Texas
October 25, 1999